                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

--------------------------------------------------------------------------------

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
[X]  Definitive Proxy Statement              Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                      Nitinol Medical Technologies, Inc.
               (Name of Registrant as Specified in its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:


     (2) Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     (4) Proposed maximum aggregate value of transaction:


     (5) Total fee paid:


[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:


     (2) Form, Schedule or Registration Statement No.:


     (3) Filing Party:


     (4) Date Filed:

                       NITINOL MEDICAL TECHNOLOGIES, INC.
                               27 WORMWOOD STREET
                        BOSTON, MASSACHUSETTS 02210-1625


                 NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON WEDNESDAY, JUNE 3, 1998



     The 1998 Annual Meeting of Stockholders of Nitinol Medical Technologies, Inc. (the "Company") will be held at the Company's offices at 27 Wormwood Street, Boston, Massachusetts, on Wednesday, June 3, 1998 at 9:30 a.m., local time, to consider and act upon the following matters:

     1. To elect seven members of the Board of Directors, each to serve for a one-year term;

     2. To approve the Company's Second Amended and Restated Certificate of Incorporation, which eliminates all references to the Company's convertible preferred stock and redeemable preferred stock, as described herein;

     3. To approve (i) an amendment to the Company's 1996 Stock Option Plan, as described herein, and (ii) the continuance of such plan, as amended;

     4. To approve the Company's 1998 Stock Incentive Plan and the reservation of 800,000 shares of Common Stock for issuance thereunder;

     5. To ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the current year; and

     6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on April 17, 1998 are entitled to notice of and to vote at the meeting or any adjournment thereof.


                                By Order of the Board of Directors,

                                Theodore I. Pincus, Secretary

Boston, Massachusetts
April 23, 1998


     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                      NITINOL MEDICAL TECHNOLOGIES, INC.
                              27 WORMWOOD STREET
                       BOSTON, MASSACHUSETTS 02210-1625

                            PROXY STATEMENT FOR THE
                      1998 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 3, 1998

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Nitinol Medical Technologies, Inc. (the "Company") for use at the 1998 Annual Meeting of Stockholders to be held on June 3, 1998 and at any adjournment of that meeting (the "Annual Meeting"). All proxies will be voted in accordance with the stockholders' instructions, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting.

  At the close of business on April 17, 1998, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 9,828,214 shares of Common Stock of the Company, par value $.001 per share (the "Common Stock"), constituting all of the outstanding voting stock of the Company. Each share entitles the record holder to one vote on each of the matters to be voted upon at the Annual Meeting.

  The Company's Annual Report for the year ended December 31, 1997 is being mailed to stockholders with the mailing of this Notice and Proxy Statement on or about April 23, 1998.

  A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCEPT FOR EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST TO THE CHIEF FINANCIAL OFFICER, NITINOL MEDICAL TECHNOLOGIES, INC., 27 WORMWOOD STREET, BOSTON, MASSACHUSETTS 02210-1625. EXHIBITS WILL BE PROVIDED UPON WRITTEN REQUEST AND PAYMENT OF AN APPROPRIATE PROCESSING FEE.

VOTES REQUIRED

  The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

  The affirmative vote of the holders of a plurality of the shares of Common Stock voting on the matter is required for the election of directors. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve the proposed Second Amended and Restated Certificate of Incorporation. The affirmative vote of the holders of a majority of the shares of Common Stock voting on the matter is required to:
(i) approve the proposed amendments to, and the continuance of, the Company's 1996 Stock Option Plan; (ii) approve the Company's 1998 Stock Incentive Plan; and (iii) ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the current year.

  Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be voted in favor of such matter and also will not be counted as shares voting or votes cast on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on a matter that requires the affirmative vote of a plurality or a majority of the shares voting or votes cast on such matter. However, because shares which abstain and shares represented by broker non-votes are nonetheless considered outstanding shares, abstentions and broker non-votes with respect to the proposed Second Amended and Restated Certificate of Incorporation will have the same effect as a vote against the Second Amended and Restated Certificate of Incorporation.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information as of February 28, 1998 with respect to the beneficial ownership of shares of Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each nominee for director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table set forth under the caption "Executive Compensation" below and (iv) all directors and executive officers of the Company as of February 28, 1998 as a group:

                                                                     PERCENTAGE
                                                         NUMBER OF       OF
                                                           SHARES    OUTSTANDING
                                                        BENEFICIALLY   COMMON
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                   OWNED(2)    STOCK(3)
---------------------------------------                 ------------ -----------
Whitney Equity Partners, L.P. .........................  1,829,010      18.62%
 c/o J.H. Whitney & Co.
 177 Broad Street
 Stamford, CT 06901
C. Leonard Gordon(4)...................................    768,007       7.59%
 c/o Immunotherapy Inc.
 360 Lexington Avenue
 New York, NY 10017
Fletcher Spaght, Inc.(5)...............................    615,826       6.20%
 222 Berkeley Street
 Boston, MA 02116-3761
Jack Reinstein(6)......................................    541,594       5.48%
 2231 Sunset Plaza Drive
 Los Angeles, CA 90069
Morris Simon, M.D.(7)..................................    113,838       1.15%
Michael C. Brooks(8) ..................................      4,722          *
 c/o J.H. Whitney & Co.
 177 Broad Street
 Stamford, CT 06901
R. John Fletcher(5)(9).................................      4,722          *
 c/o Fletcher Spaght, Inc.
 222 Berkeley Street
 Boston, MA 02116-3761

                                                                     PERCENTAGE
                                                         NUMBER OF       OF
                                                           SHARES    OUTSTANDING
                                                        BENEFICIALLY   COMMON
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                   OWNED(2)    STOCK(3)
---------------------------------------                 ------------ -----------
Jeffrey R. Jay, M.D.(10)..............................       4,722          *
 c/o J.H. Whitney & Co.
 177 Broad Street
 Stamford, CT 06901
Robert A. Van Tassel, M.D.(11)........................       3,611          *
 c/o Minneapolis Cardiology Associates
 920 East 28th Street, Suite 300
 Minneapolis, MN 55407-1139
Thomas M. Tully(12)...................................     324,690       3.20%
David A. Chazanovitz(13)..............................      83,295          *
Theodore I. Pincus(14)................................      63,711          *
All directors and executive officers of the Company as
 a group
 (9 persons)(15)......................................   1,371,318      12.85%

--------
* Less than 1%
 (1) Except as otherwise indicated, the address of each beneficial owner is c/o Nitinol Medical Technologies, Inc., 27 Wormwood Street, Boston, MA 02210-1625.
 (2) The number of shares of Common Stock beneficially owned by each director or executive officer is determined under the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within the 60-day period following February 28, 1998 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his spouse) with respect to the shares set forth in the table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.
 (3) The number of shares deemed outstanding for purposes of calculating these percentages is comprised of the 9,823,186 shares of Common Stock outstanding on February 28, 1998, plus any shares of Common Stock issuable to the person in question within the 60-day period following February 28, 1998 pursuant to the exercise of stock options or any other rights held by such person.
 (4) Mr. Gordon's shares are all owned jointly with his wife. Includes 299,703 shares of Common Stock issuable to Mr. Gordon within the 60-day period following February 28, 1998 pursuant to the exercise of stock options.
 (5) Consists of an aggregate of 504,008 shares of Common Stock and warrants to purchase 111,818 shares of Common Stock at an exercise price of $2.15 per share held by Fletcher Spaght, Inc., of which Mr. Fletcher is the founder, Chief Executive Officer and a principal stockholder. Of the 111,818 warrants, warrants to purchase 28,489 shares of Common Stock at an exercise price of $2.15 per share may be transferred to Mr. Chazanovitz under certain conditions pursuant to an agreement between Mr. Chazanovitz and Fletcher Spaght, Inc. Mr. Fletcher is a director of the Company.
 (6) Includes 61,401 shares of Common Stock issuable to Mr. Reinstein within the 60-day period following February 28, 1998 pursuant to the exercise of stock options and 104,008 shares owned by Synergistic Associates, Inc. Money Purchase Pension Plan, of which Mr. Reinstein is the sole trustee.

 (7) Includes 59,208 shares of Common Stock issuable to Dr. Simon within the 60-day period following February 28, 1998 pursuant to the exercise of stock options. Dr. Simon disclaims beneficial ownership of 66,406 shares owned by his wife.
 (8) Consists of 4,722 shares of Common Stock issuable to Mr. Brooks within the 60-day period following February 28, 1998 pursuant to the exercise of stock options. Mr. Brooks is a managing member of J.H. Whitney Equity Partners, L.L.C., the general partner of Whitney Equity Partners, L.P. Mr. Brooks disclaims beneficial ownership of the shares held by Whitney Equity Partners, L.P., except to the extent of his proportionate pecuniary interest therein.
 (9) Consists of 4,722 shares of Common Stock issuable to Mr. Fletcher within the 60-day period following February 28, 1998 pursuant to the exercise of stock options.
(10) Consists of 4,722 shares of Common Stock issuable to Dr. Jay within the 60-day period following February 28, 1998 pursuant to the exercise of stock options. Dr. Jay is a managing member of J.H. Whitney Equity Partners, L.L.C., the general partner of Whitney Equity Partners, L.P. Dr. Jay disclaims beneficial ownership of the shares held by Whitney Equity Partners, L.P., except to the extent of his proportionate pecuniary interest therein.
(11) Consists of 3,611 shares of Common Stock issuable to Dr. Van Tassel within the 60-day period following February 28, 1998 pursuant to the exercise of stock options.
(12) Consists of 324,690 shares of Common Stock issuable to Mr. Tully within the 60-day period following February 28, 1998 pursuant to the exercise of stock options.
(13) Includes 79,348 shares of Common Stock issuable to Mr. Chazanovitz within the 60-day period following February 28, 1998 pursuant to the exercise of stock options. Does not include warrants to purchase 28,489 shares of Common Stock at an exercise price of $2.15 per share which may be transferred to Mr. Chazanovitz under certain conditions pursuant to an agreement between Mr. Chazanovitz and Fletcher Spaght, Inc.
(14) Consists of 63,711 shares of Common Stock issuable to Mr. Pincus within the 60-day period following February 28, 1998 pursuant to the exercise of stock options.
(15) Includes an aggregate of 844,437 shares of Common Stock issuable pursuant to the exercise of stock options held by all directors and executive officers of the Company as a group which are exercisable within the 60-day period following February 28, 1998.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

  The persons named in the enclosed proxy will vote to elect as directors the seven nominees listed below, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. All of the nominees listed below are currently directors of the Company. All of the nominees have indicated their willingness to serve, if elected, but if any should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the Board of Directors.

NOMINEES

  Set forth below for each nominee are his name and age, his position(s) with the Company, his principal occupation and business experience during the past five years and the year of his first election as a director of the Company:

  THOMAS M. TULLY, age 52, has served as President, Chief Executive Officer and a director of the Company since January 1996. From June 1995 to January 1996, Mr. Tully served as a consultant to the Company. From May 1994 to April 1995, Mr. Tully served as President of the Institute of Molecular Biology, a biotechnology company focused on tissue repair and regeneration and from August 1991 to March 1994, Mr. Tully served as President of Organogenesis, Inc., a biotechnology company focused on the commercialization of medical device applications of tissue engineering. Prior to that Mr. Tully served for three years as the President of the Schneider division of Pfizer, Inc., which concentrates on interventional radiology and cardiology, spent nine years in various executive positions in consumer products and medical devices at Johnson & Johnson, Inc. and was the founding President of Johnson & Johnson Interventional Systems, an interventional medicine company.

  MORRIS SIMON, M.D., age 72, a co-founder of the Company, has been a director and the Scientific Director of the Company since 1986. Since 1973, he has been a Chairman and Director of Clinical Radiology at Boston's Beth Israel Hospital, now the Beth Israel Deaconness Medical Center. Since 1976, he has been a Professor of Radiology at Harvard Medical School and in 1997 became Professor Emeritus. The Company is an outgrowth of his pioneering research on the medical potential of the thermal shape-memory alloy, Nitinol, initiated in his laboratory at Beth Israel Hospital.

  C. LEONARD GORDON, age 68, a co-founder of the Company, served as the Company's Chief Executive Officer and President, from August 1990 to January 1996 and as Chairman of the Board from January 1996 until January 1998. Mr. Gordon has served as a director of the Company since its inception in 1986. Mr. Gordon has been engaged in venture capital enterprises for more than 10 years, particularly in the field of new medical technologies and devices. He was co-founder and Chief Executive Officer of (i) Oxigene, Inc. a publicly-traded company engaged in the design and development of drugs and (ii) Biofield Corp., a publicly-traded medical device company that has developed a breast cancer detection system. Mr. Gordon presently serves as Chairman of the Board of Biofield Corp. and Chairman of the Board and Chief Executive Officer of Immunotherapy, Inc., a privately-held biotechnology company. Mr. Gordon has practiced law in New York City for approximately 42 years and is currently of counsel to Gordon Altman Butowsky Weitzen Shalov & Wein. Mr. Gordon is a director of Biofield Corp., a medical technology company.

  MICHAEL C. BROOKS, age 53, has been a director of the Company since March 1996. He has been a General Partner of J.H. Whitney & Co., a venture capital investment partnership, since January 1985.

  R. JOHN FLETCHER, age 52, was elected a director of the Company in January 1996. Mr. Fletcher is the founder and Chief Executive Officer of Fletcher Spaght, Inc., a management consulting company which specializes in strategic development for health care and high technology businesses. Prior to founding Fletcher Spaght, Inc. in 1983, he was a senior member of The Boston Consulting Group, a management consulting company. Mr. Fletcher was the Chairman of the Board of InnerVentions, Inc. from April 1995 to February 1996, at which time the Company acquired InnerVentions. See "Certain Transactions." Mr. Fletcher is a director of AutoImmune, Inc., a biotechnology company developing orally administered pharmaceutical products and Cayenne Software, Inc., a software development company.

  JEFFREY R. JAY, M.D., age 39, has been a director of the Company since March 1996. Since 1993, he has been a General Partner of J.H. Whitney & Co., a venture capital partnership. Dr. Jay is also a director of Advance ParadigM, Inc., a pharmaceutical benefits manager. If elected to the Board, Dr. Jay will be appointed Chairman of the Board.

  ROBERT A. VAN TASSEL, M.D., age 59, has been a director of the Company since March 1997. Dr. Van Tassel is a Board-certified cardiologist and has been practicing as a consulting cardiologist at the Minneapolis Heart Institute at Abbott Northwestern Hospital in Minneapolis since 1970. He is currently Chairman of the Abbott Northwestern Hospital Cardiovascular Services Division and a member of the Board of Directors of both Abbott Northwestern Hospital and Medica Health Plan. Dr. Van Tassel has also served as a Clinical Professor of

Medicine at the University of Minnesota since 1972. In addition, Dr. Van Tassel was a founder of the Minneapolis Heart Institute and past President of the Institute's Foundation. Dr. Van Tassel was also a founder of AngioMedics Inc., a medical device company which was purchased by Pfizer Corporation in 1986. Dr. Van Tassel is a director of Boston Advanced Technologies, Inc., a fuels analysis company, AngioMedics II, a medical technology company, and Acist Medical Systems, a medical devices company.

  There are no family relationships among any of the executive officers and director nominees of the Company.

BOARD AND COMMITTEE MEETINGS

  The Board of Directors met seven times during 1997. Each director attended at least 75% of the meetings of the Board and of the committees on which he then served.

  The Board of Directors has a standing Audit Committee, which is responsible for reviewing the scope and results of the annual audit, discussing the Company's internal accounting control policies and procedures and considering and recommending the selection of the Company's independent auditors. The current members of the Audit Committee are Messrs. Gordon, Brooks and Fletcher, each a non-employee director. The Audit Committee held three meetings during 1997.

  The Board of Directors has a standing Compensation Committee, which is responsible for reviewing the Company's overall compensation policies and setting the compensation of the Company's executive officers. The current members of the Compensation Committee are Messrs. Tully and Gordon and Dr. Jay. The Compensation Committee held three meetings during 1997.

  The Board of Directors has a standing Stock Option Committee, which administers the Company's stock option plans. The current members of the Stock Option Committee are Mr. Fletcher and Dr. Jay. The Stock Option Committee held three meetings during 1997.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  In July 1996, in connection with the Company's initial public offering of Common Stock, the Board of Directors established a Compensation Committee consisting of three members, including two of the Company's non-employee directors. Prior to the establishment of the Compensation Committee, compensation decisions were made by the entire Board of Directors. The current members of the Company's Compensation Committee are Messrs. Tully and Gordon and Dr. Jay. No executive officer of the Company has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, whose executive officers served as a director of or member of the Compensation Committee of the Company.

DIRECTOR COMPENSATION

  Each non-employee director of the Company who is not otherwise compensated by the Company receives an annual fee of $4,000, and all directors receive reimbursement of travel expenses incurred in connection with their attendance at Board and Committee meetings. The Company also has entered into an oral arrangement (now expired) with C. Leonard Gordon, the former Chairman of the Board, and a written agreement with Dr. Morris Simon pursuant to which the Company paid Mr. Gordon and Dr. Simon certain additional fees for their service on the Board of Directors. See "Certain Transactions."

  In 1996, the Board of Directors adopted, and the stockholders approved, the Nitinol Medical Technologies, Inc. 1996 Stock Option Plan for Non-Employee Directors (the "Director Plan"), which provides for the issuance of a maximum of 150,000 shares of Common Stock. Pursuant to the Director Plan, on September 27, 1996, each non-employee director of the Company who did not otherwise receive compensation from the Company received an option to purchase 10,000 shares of Common Stock. In addition, the Director Plan provides that options to purchase 10,000 shares of Common Stock will be granted to each new non-employee director upon his or her initial election to the Board of Directors. These options vest in equal monthly installments over a three-year period commencing on the date of grant. Pursuant to the Director Plan, options to purchase 2,500 shares of Common Stock are also granted annually to each eligible director, other than to a director who receives an initial grant of options in the same year. These options vest six months after the date of grant. The exercise price of options granted under the Director Plan will equal the fair market value of the Common Stock on the date of grant. In the event an optionee ceases to serve as a director, each option may be exercised by the optionee for the portion then exercisable at any time within one year after the optionee ceases to serve as a director of the Company.

EXECUTIVE COMPENSATION

                          SUMMARY COMPENSATION TABLE

  The following table sets forth certain information concerning the compensation for each of the last three fiscal years for the Company's Chief Executive Officer and its three other most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in the fiscal year ended December 31, 1997 (collectively, the "Named Executives").

                                                                    LONG-TERM
                                                      ANNUAL      COMPENSATION
                                                   COMPENSATION      AWARDS
                                                 ---------------- -------------
                                                                    NUMBER OF
                                                                   SECURITIES
                                                                   UNDERLYING    ALL OTHER
                                                  SALARY   BONUS  STOCK OPTIONS COMPENSATION
 NAME AND PRINCIPAL POSITION                YEAR   ($)      ($)     (#)(2)(3)      ($)(1)
 ---------------------------                ---- -------- ------- ------------- ------------
 Thomas M. Tully.........................   1997 $216,426 $57,500   50,000(ITC)  $     --
 President and Chief Executive Officer(4)   1996  194,398  50,000  419,590        125,000(5)
                                            1995   45,000  15,000       --             --
 David A. Chazanovitz....................   1997 $171,085 $19,000   15,000             --
 President, Septal Repair Division(4)       1996  144,940  32,000   43,420             --
                                            1995   20,000     --        --             --
 Theodore I. Pincus......................   1997 $169,760 $31,667   20,000(ITC)        --
 Executive Vice President                   1996  145,774  14,000   59,473             --
 and Chief Financial Officer(4)(6)          1995   31,000  10,000   52,630             --
 C. Leonard Gordon.......................   1997 $ 90,000 $   --        --       $     --
 Former Chairman of the                     1996  135,000     --        --         51,000(9)
 Board and Former Chief                     1995  112,500   1,000  210,525         54,000(9)
 Executive Officer(7)(8)

--------
(1) In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits has been omitted in those instances where such perquisites and other personal benefits constituted less than the lesser of $50,000 or ten percent of the total of annual salary and bonus for the Named Executive for the fiscal year.
(2) The Company has never granted any stock appreciation rights.
(3) In addition to receiving options to purchase Common Stock of the Company, certain of the Named Executives have been granted options to purchase common stock of Image Technologies Corporation, an affiliate of the Company (designated in the table as "ITC"), as compensation for service to ITC in capacities other than as an executive officer of the Company.
(4) Salaries include amounts earned by all three individuals as part-time consultants to the Company in 1995 and early 1996 before joining the Company as full-time employees.
(5) Represents the amount paid to Mr. Tully in connection with the execution of his employment agreement and upon the closing of the Company's acquisition of the septal repair technology.
(6) The 1997 bonus includes $21,667, representing one-third forgiveness of a $65,000 loan made by the Company to Mr. Pincus, which loan is being forgiven over a three-year period commencing May 1996 so long as Mr. Pincus remains employed by the Company.
(7) Mr. Gordon served as Chief Executive Officer of the Company through January 1996 and as a consultant to the Company for the remainder of 1996 and all of 1997. He will receive no compensation as an officer of the Company in 1998.
(8) Does not include income received by Mr. Gordon in 1995 as an "S" Corporation stockholder.
(9) Includes $50,000 paid in each of 1996 and 1995 in connection with the negotiation of an exclusive licensing agreement with Boston Scientific Company, and director's fees of $1,000 and $4,000 paid in 1996 and 1995, respectively.

                       OPTION GRANTS IN LAST FISCAL YEAR

  The following table sets forth certain information concerning grants of stock options made during the year ended December 31, 1997 to each of the Named Executives.

                                                 INDIVIDUAL GRANTS
                         --------------------------------------------------------------------
                                     PERCENTAGE                        POTENTIAL REALIZABLE
                         NUMBER OF    OF TOTAL                           VALUE AT ASSUMED
                         SECURITIES   OPTIONS   EXERCISE               ANNUAL RATES OF STOCK
                         UNDERLYING  GRANTED TO  OR BASE              PRICE APPRECIATION FOR
                          OPTIONS    EMPLOYEES  PRICE PER                 OPTION TERM(1)
                          GRANTED    IN FISCAL    SHARE    EXPIRATION -----------------------
          NAME              (#)       YEAR (%)  ($/SHARE)     DATE       5%($)      10%($)
          ----           ----------  ---------- ---------  ---------- ----------- -----------
Thomas M. Tully.........  50,000(2)    N/A       $6.65(3)  5/29/07    $  209,000  $   530,000
David A. Chazanovitz....     --        --          --          --             --          --
Theodore I. Pincus......  20,000(2)    N/A       $6.65(3)  5/29/07    $   83,600  $   212,000
C. Leonard Gordon.......     --        --          --          --             --          --

--------
(1) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock, the option holder's continued employment through the option period and the date on which the options are exercised.
(2) Represents options to purchase shares of common stock of ITC. The options vest in four equal annual installments commencing on the date of grant, although they are not exercisable while the Company's option to acquire the remaining equity interest in ITC remains outstanding and exercisable. The options to purchase shares of common stock of ITC will convert into options to purchase shares of Common Stock of the Company of equal value if the Company exercises its option to purchase the remaining equity interest in ITC (which option is exercisable at any time until May 30, 1999, subject to extension for an additional six months under certain circumstances) and are subject to acceleration in the event of any other change of control.
(3) The exercise price is equal to the fair market value of ITC's common stock on the date of grant, as determined by the Board of Directors of ITC.

                  AGGREGATED OPTION EXERCISES IN LAST FISCAL
                    YEAR AND FISCAL YEAR-END OPTION VALUES

  The following table sets forth, for each Named Executive, the number of shares of Common Stock acquired on exercise of options during the fiscal year ended December 31, 1997, the aggregate dollar value realized upon such exercise and the number and value of unexercised options held by the Named Executive on December 31, 1997.

                                                 NUMBER OF SECURITIES
                                                UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                          NUMBER OF                   OPTIONS AT          IN-THE-MONEY OPTIONS AT
                            SHARES     VALUE       DECEMBER 31, 1997         DECEMBER 31, 1997
                         ACQUIRED ON  REALIZED EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
          NAME           EXERCISE (#)  ($)(1)             (#)                     ($)(2)
          ----           ------------ -------- ------------------------- -------------------------
Thomas M. Tully(3)......     --          --         281,378/138,212          $1,292,594/369,129
David A.
 Chazanovitz(4).........     --          --          69,115/ 70,358          $  367,763/301,905
Theodore I. Pincus(5)...   10,000     $119,605       53,478/ 48,625          $  283,597/196,706
C. Leonard Gordon(6)....     --          --         264,617/ 38,011          $1,651,034/222,364

--------
(1) Represents the difference between the exercise price and the fair market value of the Common Stock on the date of exercise.
(2) Represents the difference between the last reported sale price per share of the Common Stock on December 31, 1997 ($8.00 per share), as reported on the Nasdaq National Market, and the option exercise price, multiplied by the number of shares underlying the options.
(3) Exercisable includes options to purchase 209,927 shares at an exercise price of $2.15 per share, 61,451 shares at $6.95 per share and 10,000 shares at $10.00 per share. Unexercisable includes options to purchase 53,230 shares at an exercise price of $2.15 per share, 54,982 shares at $6.95 per share and 30,000 shares at $10.00 per share.
(4) Exercisable includes options to purchase 62,865 shares at an exercise price of $2.15 per share and 6,250 shares at $10.00 per share. Unexercisable includes options to purchase 51,608 shares at an exercise price of $2.15 per share and 18,750 shares at $10.00 per share.
(5) Exercisable includes options to purchase 48,478 shares at an exercise price of $2.15 per share and 5,000 shares at $10.00 per share. Unexercisable includes options to purchase 33,625 shares at $2.15 per share and 15,000 shares at $10.00 per share.
(6) Exercisable includes options to purchase 26,315 shares at an exercise price of $0.76 per share, 65,788 shares at $1.14 per share and 172,514 shares at $2.15 per share. Unexercisable includes options to purchase 38,011 shares at an exercise price of $2.15 per share.

EMPLOYMENT AND SEVERANCE AGREEMENTS

  Effective September 1, 1995, Thomas M. Tully became President and Chief Executive Officer of the Company pursuant to an employment agreement dated February 13, 1996. The agreement is for a term of three years; however, if Mr. Tully is employed by the Company on June 1, 1998, the term will automatically be extended until August 31, 1999, unless either party gives three months' prior written notice. Pursuant to his agreement, Mr. Tully received a salary of $175,000 until August 31, 1996, received a salary of $200,000 from September 1, 1996 until August 31, 1997 and currently receives a salary of $250,000 per year. Mr. Tully is also eligible to receive bonus payments upon the achievement by the Company of certain specified goals. In addition, in connection with the execution of his employment agreement and upon the closing of the acquisition by the Company of the septal repair technology, Mr. Tully received a lump sum payment of $125,000 and non-qualified stock options to purchase 263,157 shares of the Company's Common Stock, which options are exercisable at

$2.15 per share. Options to purchase 42,631 shares vested upon execution of the agreement and the remaining options vest at a rate of 3.45% per month and are accompanied by certain "piggy-back" registration rights. The options are exercisable for a period of ten years after the date of grant and become immediately exercisable in the event of a change of control of the Company. If Mr. Tully's employment is terminated due to his death or disability, the number of options deemed to be exercisable shall be an amount equal to the number of options exercisable at the date of termination multiplied by two, and the portion of the options due to become exercisable on the first day of the month coincident with or next following the date of termination, prorated for the number of days he was employed during that month, shall become exercisable and all other unexercisable options shall expire. Mr. Tully will forfeit all unexercisable options if the Company terminates his employment with or without cause. If the Company terminates Mr. Tully's employment without cause, the Company will be obligated to continue to pay his annual salary for a period of one year from termination. Mr. Tully has agreed not to compete with the Company for a period of one year after he ceases to be employed by the Company. Mr. Tully has agreed to serve on the Company's Board of Directors upon request of the Company during the term of his employment agreement.

  Effective January 1, 1996, David A. Chazanovitz became President, Septal Repair Division pursuant to a three-year employment agreement dated February 13, 1996. Pursuant to his agreement, Mr. Chazanovitz received a salary of $160,000 until December 31, 1996, received a salary of $175,000 from January 1, 1997 until December 31, 1997 and currently receives a salary of $185,000 per year. Mr. Chazanovitz is also eligible to receive bonus payments upon the achievement by the Company of certain specified goals. In connection with his employment, Mr. Chazanovitz received (i) non-qualified stock options to purchase 92,105 shares of the Company's Common Stock at an exercise price of $2.15 per share, which vest at a rate of 2.77% per month and (ii) options to purchase an aggregate of up to 26,315 shares of the Company's Common Stock at an exercise price of $2.15 per share, which vest upon the earlier of (x) the achievement of certain milestones as described in his employment agreement or
(y) December 31, 2000. The options are exercisable for a period of ten years after the date of grant and become immediately exercisable in the event of a change of control of the Company. If Mr. Chazanovitz's employment is terminated due to his death or disability, the portion of the options due to become exercisable on the first day of the month coincident with or next following the date of termination, prorated for the number of days he was employed during the month, shall become exercisable and all other unexercisable options shall expire. Mr. Chazanovitz will forfeit all unexercisable options if the Company terminates his employment with or without cause. If the Company terminates Mr. Chazanovitz's employment without cause, the Company will be obligated to continue to pay his annual salary for a period of six months from termination. Mr. Chazanovitz has agreed not to compete with the Company for a period of one year after he ceases to be employed by the Company.

  Effective May 1996, Theodore I. Pincus became Executive Vice President and Chief Financial Officer pursuant to a three-year employment agreement. Pursuant to his employment agreement dated May 17, 1996, Mr. Pincus received a salary of $160,000 until April 30, 1997, currently receives a salary of $175,000 per year and commencing May 1, 1998 will receive a salary of $185,000 per year. In addition, Mr. Pincus received living expenses of $35,000 the first year and $20,000 the second year, in lieu of receiving the Company's relocation benefits package. Mr. Pincus is also eligible to receive bonus payments upon the achievement by the Company of certain specified goals. In connection with his employment, Mr. Pincus received non-qualified stock options to purchase 39,473 shares of Common Stock of the Company at an exercise price of $2.15 per share. The options vest in equal monthly installments over three years. The options are exercisable for a period of ten years after the date of grant and become immediately exercisable in the event of a change of control of the Company. If Mr. Pincus's employment is terminated due to his death or disability, the portion of the options due to become exercisable on the first day of the month coincident with or next following the date of termination, prorated for the number of days he was employed during the month, shall become exercisable and all other unexercisable options shall expire. Mr. Pincus will forfeit all unexercisable options if the Company terminates his employment with or without cause. If the Company terminates Mr. Pincus's employment without cause, the Company will be obligated to continue to pay his annual salary for a period of six months after termination. Mr. Pincus has agreed not to compete with the Company for a period of one year after he ceases to be employed by the Company.

CERTAIN TRANSACTIONS

  In February 1996, the Company entered into an Agreement and Plan of Merger pursuant to which InnerVentions, Inc. ("InnerVentions"), a wholly-owned subsidiary of Fletcher Spaght, Inc. ("Fletcher Spaght") and the exclusive licensee of the technology relating to the CardioSEAL Septal Occluder, was merged with and into NMT Heart, Inc., a wholly-owned subsidiary of the Company. Pursuant to the Agreement and Plan of Merger, the Company acquired all the existing development, manufacturing and testing equipment, patent licenses, know-how and documentation relating to the manufacture of the CardioSEAL Septal Occluder, which was originally developed by Bard Radiology, a division of C.R. Bard, Inc., later donated to Children's Hospital of Boston and then licensed to InnerVentions. In connection with the merger, Fletcher Spaght received 514,651 shares of Common Stock of the Company and warrants to purchase 111,818 shares of Common Stock at an exercise price of $2.15 per share, which shares and warrants are subject to "piggy-back" registration rights. In connection with the transaction, the Company agreed to use its best efforts to nominate a designee of Fletcher Spaght as a director of the Company, and certain of the Company's stockholders agreed to vote their shares of Common Stock in favor of such designee. Fletcher Spaght's designee, R. John Fletcher, the founder and Chief Executive Officer of Fletcher Spaght, was initially elected to the Board of Directors of the Company in January 1996 and has served on the Board of Directors of the Company since that time.

  In February 1996, the Company sold an aggregate of 3,787,104 shares of Convertible Preferred Stock for an aggregate purchase price of $8,500,000 to certain investors. Upon the consummation of the Company's initial public offering in October 1996, the outstanding shares of Convertible Preferred Stock were automatically converted into units, consisting of an aggregate of 1,993,212 shares of Common Stock and 37,871 shares of the Company's Redeemable Preferred Stock. The Redeemable Preferred Stock was redeemed by the Company upon consummation of the initial public offering at an aggregate redemption price of $4,250,000 plus accrued dividends of approximately $255,000 thereon. In connection with the sale of the Convertible Preferred Stock, the Company entered into a Registration Rights Agreement with the purchasers of the Convertible Preferred Stock, granting to such purchasers certain demand and "piggy-back" registrations rights. Whitney Equity Partners, L.P. ("Whitney Equity Partners") purchased 1,829,066 shares (on a Common Stock equivalent basis) for an aggregate purchase price of $4,105,000 in the offering. In addition, in connection with the transaction, certain of the Company's stockholders agreed to vote their shares of Common Stock in favor of the two Board designees of Whitney Equity Partners. Whitney Equity Partners' designees, Michael C. Brooks and Jeffrey R. Jay, M.D., both of whom are General Partners of J.H. Whitney & Co., an affiliate of Whitney Equity Partners, were initially elected to the Board of Directors of the Company in March 1996 and have served on the Board of Directors of the Company since that time.

  In January 1996, C. Leonard Gordon, the former Chairman of the Board of Directors of the Company, entered into an oral arrangement with the Company to provide certain executive services to the Company, including serving as the Chairman of the Board and consulting upon various aspects of the Company business. The Company agreed to compensate Mr. Gordon for such services in an amount not to exceed $135,000 per year. In 1997, the Company paid Mr. Gordon $90,000 for such services. Mr. Gordon will receive no compensation from the Company in 1998 other than compensation as a director.

  In April 1987, the Company entered into a Technology Purchase Agreement with Morris Simon, M.D. pursuant to which the Company agreed to pay Dr. Simon certain royalty payments based on sales of products using the technology invented by Dr. Simon relating to the Company's Simon Nitinol Filter. Dr. Simon assigned a percentage of his royalty payments to the Beth Israel Hospital Association. In January 1996, Dr. Simon entered into an oral arrangement with the Company to provide certain consulting services to the Company, including serving as the Company's Scientific Director. The Company paid Dr. Simon $100,000 for such services in 1997. In February 1998, the Company and Dr. Simon entered into a two-year consulting agreement pursuant to which Dr. Simon agreed to perform certain consulting and advisory services for the Company, such services not to exceed eight days per month. The Company agreed to pay Dr. Simon $8,333 per month for such services as well as certain royalty payments and license fees based on sales of products which are covered by an issued patent and which are developed by Dr. Simon, solely or jointly with others, during the term of the consulting agreement. The term of the consulting agreement will be automatically extended for successive one-year periods unless either party gives 60 days' prior written notice. If the Company terminates the agreement, other than for material breach, the Company will be obligated to continue to pay Dr. Simon's monthly consulting fee for twelve months and will be obligated to continue to make royalty and license fees payments. In the event of Dr. Simon's death, the royalty payments and license fees shall continue to be payable to the executors or personal representatives of his estate. In addition, in connection with the consulting arrangement, Dr. Simon received non-qualified stock options to purchase 50,000 shares of Common Stock of the Company at an exercise price of $10.50 per share. The options vest upon the achievement of certain milestones as described in the option agreements, are exercisable for a period of ten years after the date of grant and become immediately exercisable in the event of a change of control of the Company. Certain of the shares of Common Stock issuable upon exercise of the options are subject to "piggy-back" registration rights.

  In May 1996, the Company loaned Theodore I. Pincus, the Company's Executive Vice President and Chief Financial Officer, $65,000, one-third of which is being forgiven each year over the three-year period commencing May 1996; provided, however, that (i) if Mr. Pincus is terminated for cause (as defined in his employment agreement) the then-outstanding loan together with interest at prime plus one percent shall become immediately due and payable, or (ii) if Mr. Pincus is terminated for any other reason, the then-outstanding loan together with interest at prime plus one percent shall be payable monthly with a final payment due on April 30, 1999.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Except as described below, and based solely upon a review of reports submitted, and representations made, to the Company, the Company believes that during 1997, its executive officers, directors and holders of more than 10% of the Common Stock complied with all
Section 16(a) filing requirements.

  In September 1997, Dr. Morris Simon, a director of the Company, filed an amended Initial Statement of Beneficial Ownership of Securities to report his indirect beneficial ownership of 66,406 shares of Common Stock held by his spouse, of which Dr. Simon disclaims beneficial ownership.

  In February 1998, R. John Fletcher, a director of the Company and Chief Executive Officer and principal stockholder of Fletcher Spaght filed an Annual Statement of Changes in Beneficial Ownership to report the sale by Fletcher Spaght of 10,628 shares of Common Stock in May 1997.

  In March 1998, both R. John Fletcher and C. Leonard Gordon, a co-founder, director and the former Chairman of the Board of the Company, filed Statements of Changes in Beneficial Ownership to report the grant of options to purchase 2,500 shares of Common Stock to them in November 1997 pursuant to the Director Plan.

REPORT OF THE COMPENSATION COMMITTEE

  The Compensation Committee of the Company's Board of Directors, which is currently comprised of Mr. Tully and two non-employee directors, Mr. Gordon and Dr. Jay, and the Stock Option Committee, which is currently comprised of two non-employee directors, Mr. Fletcher and Dr. Jay, are responsible for establishing compensation policies with respect to the Company's executive officers, including the Chief Executive Officer and the other executive officers named in the Summary Compensation Table, and setting the compensation for these individuals.

  The Company's executive compensation program is designed to maximize the performance of the Company's executive officers and, thereby, to maximize the Company's business goals and stockholder returns. Executive compensation consists of a combination of base salary, annual cash bonuses and merit-based stock incentives. The Compensation Committee considers merit-based stock incentives, which are determined by the Stock Option Committee, to be a critical component of an executive's compensation package in order to help align executive interests with stockholder interests.

 Compensation Philosophy

  The objectives of the executive compensation program are to align compensation with business objectives and individual performance and to enable the Company to attract, retain and reward executive officers who are expected to contribute to the long-term success of the Company. The Company's executive compensation philosophy is based on the principles of competitive and fair compensation and sustained performance.

  . COMPETITIVE AND FAIR COMPENSATION

    The Company is committed to providing an executive compensation program that helps attract and retain highly qualified executives. In order to ensure continuity of certain key members of management, the Board has approved multi-year employment contracts with each of the Company's executive officers. To ensure that compensation is competitive, the Company compares its compensation practices with those of similar companies in the industry and sets the Company's compensation guidelines based on this review. The Compensation Committee believes compensation for the Company's executive officers is within the range of compensation paid to executives with comparable qualifications, experience and responsibilities in the same or similar businesses and in companies of comparable size and success. The Compensation Committee also strives to achieve equitable relationships both among the compensation of individual officers and between the compensation of officers and other employees throughout the Company.

  . SUSTAINED PERFORMANCE

    Executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by reviewing the extent to which strategic scientific and business plan goals are met, including such factors as meeting budgeted financial targets, continued innovation in the development of the Company's technologies, formation of new business alliances and acquisitions. Individual performance is evaluated by reviewing attainment of specified individual objectives.

  In evaluating each executive officer's performance, the Compensation Committee and the Stock Option Committee generally conform to the following process:

  . Company and individual goals and objectives are set at the beginning of the performance cycle.

  . At the end of the performance cycle, the accomplishment of the executive's goals and objectives and his or her contributions to the Company are evaluated and communicated to the executive.

  . The results, combined with comparative compensation practices of other companies in the industry, are then used to review base salary levels and to determine cash bonuses and stock compensation awards.

  Annual compensation for the Company's executives generally consists of three elements -- base salary, cash bonuses and stock options.

  Each of the Company's executive officers has entered into a three-year employment agreement with the Company which sets forth the executive's base salary during the term of the agreement. In addition, Mr. Tully's employment agreement provides that salary increases beyond the annual increases set forth in the agreement are to be considered by the Board annually, and that any actual additional increase in his base salary is at the discretion of the Board. The base salaries are generally set by reviewing compensation for competitive positions in the market and the historical compensation levels of the particular executive. Payment of bonus awards is based on the Company's financial performance as well as individual performance measured against targeted performance and various additional performance criteria. Fifty percent of each executive's bonus compensation is objectively determined and based upon the Company's achievement of financial goals established by the Board of Directors. The remaining fifty percent of each executive's bonus compensation is subjectively determined based upon targeted performance criteria which varies for each executive based on his area of responsibility. Subjective performance criteria include an executive's ability to motivate others, develop the skills necessary to grow as the Company matures, recognize and pursue new business opportunities and initiate programs to enhance the Company's growth and success.

  Compensation at the executive officer level also includes the long-term incentives afforded by stock options. The stock option program, which is administered by the Stock Option Committee, is designed to promote the identity of long-term interests between the Company's employees and its stockholders and to assist in the retention of executives. The size of option grants is generally intended to reflect the executive's position with the Company and his contributions to the Company, including his success in achieving the individual performance criteria described above. The option program generally uses a four-year vesting period to encourage key employees to continue in the employ of the Company. When granting stock options, it has generally been the policy of the Company to fix the exercise price of such options at 100% of the fair market value of the Common Stock on the date of grant. Options to purchase shares of Common Stock of the Company were not granted to any of the Company's executive officers in 1997. Instead, and in connection with the Company's investment in Image Technologies Corporation, Messrs. Tully and Pincus were granted options to purchase shares of common stock of ITC. In the event the Company exercises its option to purchase the remaining outstanding stock of ITC, which option is exercisable at any time until May 30, 1999 and may be extended for an additional six months under certain circumstances, all options to purchase shares of ITC shall be converted into options to purchase shares of Common Stock of the Company.

 Compliance with Internal Revenue Code Section 162(m)

  Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally disallows a federal income tax deduction to public companies for certain compensation in excess of $1.0 million paid to a corporation's chief executive officer and any of its four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Company has proposed amendments to the 1996 Stock Option Plan, and has structured the 1998 Stock Incentive Plan, to qualify income received upon the exercise of stock options granted under such plans as qualifying performance-based compensation. The Company intends to review the potential effects of Section 162(m) periodically and in the future may decide to structure additional portions of the Company's compensation program in a manner designed to permit deductibility for federal income tax purposes.

 Mr. Tully's 1997 Compensation

  Mr. Tully, the President and Chief Executive Officer of the Company, is eligible to participate in the same executive compensation plans available to the other executive officers of the Company. The Compensation Committee and the Stock Option Committee believe that Mr. Tully's annual compensation, including the portion of his compensation based upon the Company's merit-based stock option program, has been set at a level competitive with compensation levels of other companies in the industry.

  Mr. Tully's salary for 1997 increased to $216,426 from $194,398 in 1996. Mr. Tully's cash compensation is based upon the terms of his employment agreement with the Company. Mr. Tully also received bonus compensation of $57,500 in 1997. Mr. Tully did not participate in the Compensation Committee's discussion of his 1997 bonus compensation.

                                          Compensation Committee

                                          C. Leonard Gordon
                                          Jeffrey R. Jay, M.D.
                                          Thomas M. Tully

                                          Stock Option Committee

                                          R. John Fletcher
                                          Jeffrey R. Jay, M.D.

STOCK PERFORMANCE GRAPH

  The following graph compares the cumulative total stockholder return on the Common Stock of the Company from September 27, 1996 (the date the Company's Common Stock was registered under the Securities Exchange Act of 1934, as amended) through December 31, 1997 with the cumulative total return during this period of (i) The Nasdaq Stock Market U.S. Index and (ii) The S&P Health Care (Medical Products and Supplies) Index. This graph assumes the investment of $100 on September 27, 1996 in the Company's Common Stock and in each of the indices listed above and, in each case, assumes all dividends are reinvested.


                             [GRAPH APPEARS HERE]

                            CUMULATIVE TOTAL RETURN

----------------------------------------------------------------------------------------------------------------------
                                      9/27/96    9/30/96    12/31/96   3/31/97   6/30/97     9/30/97     12/31/97
----------------------------------------------------------------------------------------------------------------------
Nitinol Medical Technologies, Inc.      100       102.27     113.64     72.73     137.50      129.55       72.73
----------------------------------------------------------------------------------------------------------------------
Nasdaq Stock Market-U.S. Index          100       107.65     112.94    106.82     126.40      147.78      138.59
----------------------------------------------------------------------------------------------------------------------
S&P Health Care
(Medical Products & Supplies) Index     100       114.60     115.36    114.12     136.29      141.72      143.82
----------------------------------------------------------------------------------------------------------------------

                       PROPOSAL 2 -- APPROVAL OF SECOND
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

  On March 10, 1998, the Board of Directors of the Company unanimously voted to recommend to the stockholders that (i) the Company's Amended and Restated Certificate of Incorporation be amended to eliminate all references to the Company's Convertible Preferred Stock and Redeemable Preferred Stock and to make conforming numbering changes and (ii) the Company's Second Amended and Restated Certificate of Incorporation reflecting such amendments be adopted.

  THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED AMENDMENT TO ELIMINATE THE REFERENCES TO THE COMPANY'S CONVERTIBLE PREFERRED STOCK AND REDEEMABLE PREFERRED STOCK IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND THEREFORE RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

  The authorized capital stock of the Company currently consists of (i) 30,000,000 shares of Common Stock, par value $.001 per share, (ii) 3,000,000 shares of undesignated Preferred Stock, par value $.001 per share, (iii) 3,800,000 shares of Convertible Preferred Stock, par value $.001 per share (the "Convertible Preferred Stock") and (iv) 38,000 shares of Redeemable Preferred Stock, par value $.001 per share (the "Redeemable Preferred Stock"). In February 1996, the Company sold an aggregate of 3,787,104 shares of Convertible Preferred Stock to certain investors. Upon the consummation of the Company's initial public offering in October 1996, the outstanding shares of Convertible Preferred Stock were automatically converted into units, consisting of an aggregate of 1,993,212 shares of Common Stock and 37,871 shares of Redeemable Preferred Stock. The Redeemable Preferred Stock was redeemed by the Company upon consummation of the initial public offering.

  Accordingly, there are no outstanding shares of Convertible Preferred Stock or Redeemable Preferred Stock. The proposed amendment, and the adoption of the Second Amended and Restated Certificate of Incorporation, will not significantly alter the authorized capital structure of the Company, and if the Second Amended and Restated Certificate of Incorporation is adopted, the Board of Directors will continue to have authority to issue up to 3,000,000 shares of Preferred Stock with terms to be established by the Board of Directors at the time of issuance.

  Under Delaware law, stockholders are not entitled to dissenter's rights with respect to the adoption of the Company's proposed Second Amended and Restated Certificate of Incorporation.

                  PROPOSAL 3 -- APPROVAL OF AMENDMENT TO AND
                     CONTINUANCE OF 1996 STOCK OPTION PLAN

  Under the terms of the 1996 Stock Option Plan (the "1996 Plan"), the Company is authorized to grant options to purchase up to 600,000 shares of Common Stock to employees, officers, directors, agents, consultants or independent contractors of the Company and its subsidiaries. The Company may grant options that are intended to qualify as incentive stock options within the meaning of
Section 422 of the Code ("incentive stock options") or nonstatutory options not intended to qualify as incentive stock options. The purpose of the 1996 Plan is to ensure that the Company may continue to attract and retain key employees, officers, agents, consultants and independent contractors who are expected to contribute to the Company's growth and success.

  Section 162(m) of the Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation's chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. In particular, income recognized upon the exercise of a stock option is not subject to the deduction limit if the option has an exercise price at least equal to the fair market value of the Common Stock on the date of grant and was issued under a plan approved by stockholders that provides a limit to the number of shares that may be issued under the plan to any individual.

  Although the 1996 Plan as currently in effect does not include a limit on the number of shares that may be issued to any participant, options granted under the 1996 Plan to date comply with Section 162(m) pursuant to a transition rule implementing Section 162(m). The transition rule will expire at the Annual Meeting to be held in 2000. To comply with Section 162(m) after the 2000 Annual Meeting, the 1996 Plan must be amended to include a limit on the number of shares that may be issued to any participant, and the amendment and the continuance of the 1996 Plan must be approved by the Company's stockholders. Accordingly, on March 10, 1998 the Board of Directors voted, subject to stockholder approval, (i) to amend the 1996 Plan to comply with the
Section 162(m) per participant limit and (ii) to continue the 1996 Plan. The 1996 Plan, as amended and continued, provides that the maximum number of shares of Common Stock with respect to which any option may be granted to any participant shall be 150,000 shares over the remaining eight-year life of the 1996 Plan. If the stockholders do not vote to continue the 1996 Plan, the Company will not grant any further options under the 1996 Plan.

  THE BOARD OF DIRECTORS BELIEVES THAT THE AMENDMENT AND CONTINUANCE OF THE 1996 PLAN ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND THEREFORE RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

SUMMARY OF THE 1996 PLAN

  The following is a summary of the material provisions of the 1996 Plan:

ADMINISTRATION AND ELIGIBILITY

  The 1996 Plan is administered by the Board of Directors which may delegate any or all of its power to a committee appointed by the Board. Subject to the express provisions of the 1996 Plan, the Board has authority to construe the respective option agreements, to prescribe, amend and rescind rules and regulations relating to the 1996 Plan and to make all other determinations, in the judgment of the Board, necessary or desirable for the administration of the 1996 Plan. The Board has authorized the Compensation Committee and the Stock Option Committee to administer certain aspects of the 1996 Plan.

  Options may be granted to persons who are, at the time of grant, employees, officers, directors, agents, consultants or independent contractors of the Company; provided that incentive stock options may be granted only to persons who are eligible to receive such options under Section 422 of the Code.

NUMBER OF SHARES AND EXERCISE PRICE

  Subject to adjustment as provided in the 1996 Plan, the maximum number of shares of Common Stock of the Company which may be issued and sold under the 1996 Plan is 600,000 shares (subject to adjustment in the event of stock splits and other similar events). If the amendment and continuance of the 1996 Plan are approved, the maximum number of shares of Common Stock with respect to which an option may be granted to any participant under the 1996 Plan will be 150,000 shares over the remaining eight-year life of the 1996 Plan (subject to adjustment in the event of stock splits and other similar events).

  The Board of Directors selects the exercise price per share of stock, provided the exercise price cannot be less than (a) 110% of fair market value for incentive stock options granted to a holder of more than 10% of the

Company's capital stock, (b) 100% of fair market value for incentive stock options generally and (c) 85% of fair market value for nonstatutory options. The option price may be paid in cash, by check or with shares of Common Stock owned by the optionee as provided in the 1996 Plan. The Board of Directors shall also determine the expiration of the option period, provided that (i) in the case of incentive stock options, the date shall not be later than 10 years after the date on which the option is granted, (ii) in the case of incentive stock options granted to a holder of more than 10% of the Company's capital stock, such date shall not be later than five years after the date on which the option is granted and (iii) in all cases, options shall be subject to earlier termination as provided in the 1996 Plan.

TERMS OF OPTIONS

  Except as the Board of Directors may otherwise determine or provide in the applicable option agreement, all options are nontransferable other than by will or the laws of descent and distribution; provided, however, that nonstatutory options may be transferred by certain persons required to file reports under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") pursuant to a qualified domestic relations order (as defined in Rule 16b-3 promulgated under the Exchange Act). Holders of incentive stock options may generally exercise such options up to three months after termination of employment with the Company, unless termination results from death or disability, in which case such options may be exercised up to one year after termination. Holders of nonstatutory options may exercise such options after termination of employment with the Company during the period specified in the applicable option agreement.

  The Board of Directors (or its appointed committee) determines when options granted under the 1996 Plan become exercisable. The Board of Directors may accelerate the date on which any option granted may be exercised or extend the period during which any particular option may be exercised, provided that no such extension shall be permitted if it would cause the 1996 Plan to fail to comply with Section 422 of the Code.

  Subject to the prior approval of the Board of Directors, an optionee may elect to satisfy any tax withholding obligations with respect to shares issued upon exercise of options by causing the Company to withhold shares of Common Stock otherwise issuable upon the exercise of an option or by delivering to the Company shares of Common Stock then owned by such optionee. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation.

AMENDMENT AND TERMINATION

  The Board of Directors may at any time modify or amend the 1996 Plan in any respect, except that if at any time the approval of the stockholders of the Company is required under Section 422 of the Code or any successor provision with respect to incentive stock options or under Rule 16b-3 promulgated under the Exchange Act with respect to options held by persons who are required to file reports pursuant to Section 16(a) of the Exchange Act, the Board of Directors may not effect such modification or amendment without such approval. The termination or any amendment of the 1996 Plan shall not, without the consent of an optionee, effect his or her rights under an option previously granted.

  In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board of Directors of the Company or the board of directors of any corporation assuming the obligations of the Company may, in its discretion, take any one or more of the following actions as to outstanding options: (a) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); or (b) provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice.

  The 1996 Plan shall terminate on June 17, 2006.

FEDERAL INCOME TAX CONSEQUENCES

  The following is a summary of the United States federal income tax consequences that generally will arise with respect to options granted under the 1996 Plan and with respect to the sale of Common Stock acquired under the 1996 Plan.

  Incentive Stock Options. In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option may, however, subject the participant to the alternative minimum tax.

  Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

  If the participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

  If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

  Nonstatutory Stock Options. As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a nonstatutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a nonstatutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

  With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

  Tax Consequences to the Company. The grant of an option under the 1996 Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the 1996 Plan will have any tax consequences to the Company. The

Company generally will be entitled to a business expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 1996 Plan, including as a result of the exercise of a nonstatutory stock option or a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code. The Company will have a withholding obligation with respect to ordinary compensation income recognized by participants with respect to nonstatutory stock options under the 1996 Plan who are employees or otherwise subject to withholding.

              PROPOSAL 4 -- APPROVAL OF 1998 STOCK INCENTIVE PLAN

  On March 10, 1998, the Board of Directors of the Company adopted, subject to stockholder approval, the 1998 Stock Incentive Plan (the "1998 Plan"). Up to 800,000 shares of Common Stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the 1998 Plan.

  The Board of Directors believes that adoption of the 1998 Plan is essential to the Company's ability to maintain a competitive position in attracting, retaining and motivating key personnel. ACCORDINGLY, THE BOARD OF DIRECTORS BELIEVES THAT ADOPTION OF THE 1998 PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 1998 PLAN AND THE RESERVATION OF 800,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

  The 1998 Plan will become effective upon stockholder approval of the 1998 Plan at the Annual Meeting. If the 1998 Plan is not approved by the stockholders, no awards will be granted under the 1998 Plan.

SUMMARY OF THE 1998 PLAN

  The following is a brief summary of the material terms of the 1998 Plan.

DESCRIPTION OF AWARDS

  The 1998 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, nonstatutory stock options, restricted stock awards and other stock-based awards, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights (collectively "Awards").

  Incentive Stock Options and Nonstatutory Stock Options. Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may be granted at an exercise price which may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant. Under present law, however, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of the Company). Options may not be granted for a term in excess of ten years. The 1998 Plan permits the Board to determine the manner of payment of the exercise price of options, including through payment by cash, check or in connection with a "cashless exercise" through a broker, by surrender to the Company of shares of Common Stock, by delivery to the Company of a promissory note or by any other lawful means.


  Restricted Stock Awards. Restricted stock Awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award.

  Other Stock-Based Awards. Under the 1998 Plan, the Board has the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

  General Provisions Applicable to Awards. The 1998 Plan authorizes the Board to provide for transferable Awards. In addition, except as otherwise determined by the Board, participants may satisfy withholding tax requirements by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation.

ELIGIBILITY TO RECEIVE AWARDS

  Officers, employees (including individuals who have accepted an offer for employment), directors, consultants and advisors of the Company and its subsidiaries are eligible to be granted Awards under the 1998 Plan. Under present law, however, incentive stock options may only be granted to employees. The maximum number of shares with respect to which Awards may be granted to any participant under the 1998 Plan may not exceed 200,000 shares over the ten-year life of the 1998 Plan.

  As of March 31, 1998, approximately 57 persons would have been eligible to receive Awards under the 1998 Plan, including the Company's three executive officers and six non-employee directors. The granting of Awards under the 1998 Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group.

  On March 31, 1998, the last reported sale price of the Company's Common Stock on the Nasdaq National Market was $10 5/16.

ADMINISTRATION

  The 1998 Plan is administered by the Board of Directors. The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 1998 Plan and to interpret the provisions of the 1998 Plan. Pursuant to the terms of the 1998 Plan, the Board of Directors may delegate authority under the 1998 Plan to one or more committees of the Board, and subject to certain limitations, to one or more executive officers of the Company. The Board has authorized the Compensation Committee and the Stock Option Committee to administer certain aspects of the 1998 Plan, including the granting of options to executive officers. Subject to any applicable limitations contained in the 1998 Plan, the Board of Directors, the Compensation Committee, the Stock Option Committee or any other committee or executive officer to whom the Board delegates authority, as the case may be, selects the recipients of Awards and determines (i) the number of shares of Common Stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options, (iii) the duration of options and (iv) the number of shares of Common Stock subject to any restricted stock or other stock-based Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price and repurchase price.

  The Board of Directors is required to make appropriate adjustments in connection with the 1998 Plan and any outstanding Awards to reflect stock dividends, stock splits and certain other events. The 1998 Plan also provides for adjustments to be made to Awards if the Common Stock of the Company is converted into or exchanged for cash, securities or other property in connection with a merger, consolidation or statutory share exchange transaction (an "Acquisition Event"). In the case of options, upon the occurrence of an Acquisition Event or the execution by the Company of any agreement with respect to an Acquisition Event, the Board shall provide that all outstanding options shall be assumed, or equivalent options substituted, by the acquiring corporation. If the acquiring corporation does not agree to assume, or substitute for, such options, then the Board shall accelerate the exercisability of all outstanding options or provide for a cash out of the value of such options.

AMENDMENT OR TERMINATION

  No Award may be made under the 1998 Plan after March 10, 2008, but Awards previously granted may extend beyond that date. The Board of Directors may at any time amend, suspend or terminate the 1998 Plan, except that no Award designated as subject to Section 162(m) of the Code by the Board of Directors after the date of such amendment shall become exercisable, realizable or vested (to the extent such amendment was required to grant such Award) unless and until such amendment shall have been approved by the Company's stockholders.

FEDERAL INCOME TAX CONSEQUENCES

  The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 1998 Plan and with respect to the sale of Common Stock acquired under the 1998 Plan.

  Incentive Stock Options. In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

  Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

  If the participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

  If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

  Nonstatutory Stock Options. As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a nonstatutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a nonstatutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

  With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

  Restricted Stock Awards. A participant will not recognize taxable income upon the grant of a restricted stock Award, unless the participant makes an election under Section 83(b) of the Code (a "Section 83(b) Election"). If the participant makes a Section 83(b) Election within 30 days of the date of the grant, then the participant will recognize ordinary income, for the year in which the Award is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the Award is granted and the purchase price paid for the Common Stock. If a Section 83(b) Election is not made, the participant will recognize ordinary income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock. The participant will have a basis in the Common Stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

  Upon the disposition of the Common Stock acquired pursuant to a restricted stock Award, the participant will recognize a capital gain or loss equal to the difference between the sale price of the Common Stock and the participant's basis in the Common Stock. The gain or loss will be a long-term gain or loss if the shares are held for more than one year. For this purpose, the holding period shall begin just after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) Election is not made, or just after the Award is granted if a Section 83(b) Election is made.

  Other Stock-Based Awards. The tax consequences associated with any other stock-based Award granted under the 1998 Plan will vary depending on the specific terms of such Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award and the participant's holding period and tax basis for the Award or underlying Common Stock.

  Tax Consequences to the Company. The grant of an Award under the 1998 Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the 1998 Plan will have any tax consequences to the Company. The Company generally will be entitled to a business expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 1998 Plan, including as a result of the exercise of a nonstatutory stock option, a Disqualifying Disposition, the lapse of forfeiture restrictions, or a Section 83(b) Election. Any such deduction will be subject to the limitations of Section 162(m) of the Code. Although a participant's Disqualifying Disposition of ISO Stock will result in the recognition of ordinary compensation income, the Company will have no withholding obligation with respect to that income. In contrast, the Company will have a withholding obligation with respect to any ordinary compensation income recognized with respect to a non-statutory or restricted stock award by participants under the 1998 Plan who are employees or otherwise subject to withholding.

     PROPOSAL 5 -- RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

  The Board of Directors has selected the firm of Arthur Andersen LLP as the Company's independent auditors for the current fiscal year. Arthur Andersen LLP has served as the independent auditors for the Company since 1987. Although stockholder approval of the Board of Directors' selection of Arthur Andersen LLP is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Board of Directors will reconsider its selection of Arthur Andersen LLP.

  Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1998.

                                 OTHER MATTERS

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

  The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

SOLICITATION OF PROXIES

  The Company will bear the costs of soliciting proxies. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, facsimile, e-mail and personal interviews. The Company will also request brokerage houses, custodians, nominees and fiduciaries both to forward copies of the proxy material to those persons for whom they hold shares and to request instructions for voting the proxies. The Company will reimburse such brokerage houses and other persons for their reasonable expenses in connection with this distribution.

STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

  Proposals of stockholders intended to be presented at the 1999 Annual Meeting of Stockholders must be received by the Company at its principal offices, 27 Wormwood Street, Boston, Massachusetts 02210 no later than December 24, 1998 in order to be considered for inclusion in the proxy statement for that meeting.

                                          By Order of the Board of Directors,

                                          Theodore I. Pincus, Secretary

April 23, 1998

  THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                       NITINOL MEDICAL TECHNOLOGIES, INC.

                             1996 STOCK OPTION PLAN

               Adopted by the Board of Directors on June 17, 1996

1.   PURPOSE.
     -------

     The purpose of the Nitinol Medical Technologies, Inc. 1996 Stock Option Plan (the "Plan") is to provide a means whereby selected employees, officers, directors, agents, consultants, and independent contractors of Nitinol Medical Technologies, Inc., a Delaware corporation (the "Company"), or of any parent or subsidiary (as defined in subsection 5.7 hereof and referred to hereinafter as "Affiliates") thereof, may be granted incentive stock options and/or nonqualified stock options to purchase shares of common stock, $.001 par value ("Common Stock") in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company and its Affiliates by encouraging stock ownership in the Company.

2.   ADMINISTRATION.
     --------------

     Subject to Section 2.3 hereof, the Plan shall be administered by the Board of Directors of the Company (the "Board") or, in the event the Board shall appoint and/or authorize a committee of two or more members of the Board to administer the Plan, by such committee. The administrator of the Plan shall hereinafter be referred to as the "Plan Administrator".

     The foregoing notwithstanding, in the event the Company shall register any of its equity securities pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any directors are eligible to receive options under the Plan, then with respect to grants to be made to directors: (a) the Plan Administrator shall be constituted so as to meet the requirements of Section 16(b) of the Exchange Act and Rule 16b-3 thereunder, each as amended from time to time, or (b) if the Plan Administrator cannot be so constituted, no options shall be granted under the Plan to any directors.

     2.1  PROCEDURES.
          ----------

          The Board shall designate one of the members of the Plan Administrator as chairman. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exists, or acts approved in writing by all Plan Administrator members, shall be valid acts of the Plan Administrator.

     2.2  RESPONSIBILITIES.
          ----------------

          Except for the terms and conditions explicitly set forth herein, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under the Plan, including, without limitation, selection of whether an option will be an incentive stock option or a nonqualified stock option, selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price per share, the timing of grants and all other terms and conditions of the options. Grants under the Plan need not be identical in any respect, even when made simultaneously. The Plan Administrator may also establish, amend, and revoke rules and regulations for the administration of the Plan. The interpretation and construction by the Plan Administrator of any terms or provisions of the Plan or any option issued hereunder, or of any rule or regulation promulgated in connection herewith, shall be conclusive and binding on all interested parties, so long as such interpretation and construction with respect to incentive stock options corresponds to the requirements of Internal Revenue Code of 1986, as amended (the "Code") Section 422, the regulations thereunder, and any amendments thereto. The Plan Administrator shall not be personally liable for any action made in good faith with respect to the Plan or any option granted thereunder.

     2.3  RULE 16b-3 AND SECTION 16(b) COMPLIANCE; BIFURCATION OF PLAN.
          ------------------------------------------------------------

          It is the intention of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act, to the extent applicable, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. If any Plan provision is later found not to be in compliance with such Rule, such provision shall be deemed null and void. The Board of Directors may act under the Plan only if all members thereof are "disinterested persons" as defined in Rule 16b-3 and further described in Section 4 hereof; and from and after the date that the Company first registers a class of equity securities under Section 12 of the Exchange Act, no director or officer or other Company "insider" subject to Section 16 of the Exchange Act may sell shares received upon the exercise of an option during the six month period immediately following the grant of the option. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit, or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to Section 16(b) of the Exchange Act without so restricting, limiting, or conditioning the Plan with respect to other participants.

3.   STOCK SUBJECT TO THE PLAN.
     -------------------------

     The stock subject to this Plan shall be the Common Stock, presently authorized but unissued or subsequently acquired by the Company. Subject to adjustment as provided in Section 7 hereof, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under the Plan shall not exceed in the aggregate 600,000 shares as such Common Stock was constituted on the effective date of the Plan. If any option granted under the Plan shall expire, be surrendered, exchanged for another option, cancelled, or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of the Plan, including for replacement options which may be granted in exchange for such surrendered, cancelled, or terminated options.

4.   ELIGIBILITY.
     -----------

     An incentive stock option may be granted only to any individual who, at the time the option is granted, is an employee of the Company or any Affiliate thereof. A nonqualified stock option may be granted to any director, employee, officer, agent, consultant, or independent contractor of the Company or any Affiliate thereof, whether an individual or an entity. Any party to whom an option is granted under the Plan shall be referred to hereinafter as an "Optionee".

     A director shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of a director as a person to whom options may be granted, or in the determination of the number of shares which may be covered by options granted to the director, the Plan complies with the requirements of Rule 16b-3 under the Exchange Act.

5.   TERMS AND CONDITIONS OF OPTIONS.
     -------------------------------

     Options granted under the Plan shall be evidenced by written agreements which shall contain such terms, conditions, limitations, and restrictions as the Plan Administrator shall deem advisable and which are not inconsistent with the Plan. Notwithstanding the foregoing, options shall include or incorporate by reference the following terms and conditions:

     5.1  NUMBER OF SHARES AND PRICE.
          --------------------------

          The maximum number of shares that may be purchased pursuant to the exercise of each option, and the price per share at which such option is exercisable (the "exercise price"), shall be as established by the Plan Administrator; provided, that the Plan Administrator shall act in good faith to establish the exercise price which shall be not less than 100% of the fair market value per share of the Common Stock at the time of grant of the option with respect to incentive stock options and not less than 85% of the fair value per share of the Common Stock at the time the option is granted with respect to non-qualified stock options; and provided, further, that, with respect to incentive stock options granted to greater than ten percent stockholders, the exercise price shall be as required by Section 6 hereof.

     5.2  TERM AND MATURITY.
          -----------------

          Subject to the restrictions contained in Section 6 hereof with respect to granting stock options to greater than ten percent stockholders, the term of each stock option shall be as established by the Plan Administrator and, if not so established, shall be ten years from the date of its grant, but in no event shall the term of any incentive stock option exceed a ten year period. The vesting period and time for exercising an option shall be prescribed by the Plan Administrator in each particular case.

     5.3  EXERCISE.
          --------

          Subject to any vesting schedule established by the Plan Administrator pursuant to Subsection 5.2 hereof, each option may be exercised in whole or in part; provided, that only whole shares may be issued pursuant to the exercise of any option. Subject to any other terms and conditions herein, the Plan Administrator may provide that an option may not be exercised in whole or in part for a stated period or periods of time during which such option is outstanding; provided, that the Plan Administrator may rescind, modify, or waive any such limitation at any time and from time to time after the grant date thereof. During an Optionee's lifetime, any incentive stock options granted under the Plan are personal to such Optionee and are exercisable solely by such Optionee. Options shall be exercised by delivery to the Company of notice of the number of shares with respect to which the option is exercised, together with payment of the exercise price in accordance with Section 5.4 hereof.

     5.4  PAYMENT OF EXERCISE PRICE.
          -------------------------

          Payment of the option exercise price shall be made in full at the time the notice of exercise of the option is delivered to the Company and shall be in cash, bank certified or cashier's check, or personal check (unless at the time of exercise the Plan Administrator in a particular case determines not to accept a personal check) for shares of Common Stock being purchased.

          The Plan Administrator can determine at the time the option is granted in the case of incentive stock options, or at any time before exercise in the case of nonqualified stock options, that additional forms of payment will be permitted.

          To the extent permitted by the Plan Administrator and applicable laws and regulations (including, without limitation, federal tax and securities laws and regulations and state corporate law), an option may be exercised by delivery of a properly executed Notice of Exercise, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any federal, state, or local withholding tax obligations that may arise in connection with the exercise; provided, that the Plan Administrator, in its sole discretion, may at any time determine that this sentence, to the extent the instructions to the broker call for an immediate sale of the shares, shall not be applicable to any Optionee who is subject to Section 16(b) of the Exchange Act, or is not an employee at the time of exercise.

     5.5  WITHHOLDING TAX REQUIREMENT.
          ---------------------------

          The Company or any Affiliate thereof shall have the right to retain and withhold from any payment of cash or Common Stock under the Plan the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. No option may be exercised unless and until arrangements satisfactory to the Company, in its sole discretion, to pay such withholding taxes are made. At its discretion, the Company may require an Optionee to reimburse the Company for any such taxes required to be withheld by the Company and withhold any distribution in whole or in part until the Company is so reimbursed. In lieu thereof, the Company shall have the right to withhold from any other cash amounts due or to become due from the Company to the Optionee an amount equal to such taxes or retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company to reimburse the Company for any such taxes and cancel (in whole or in part) any such shares of Common Stock so withheld. If required by Section 16(b) of the Exchange Act, the election to pay withholding taxes by delivery of shares of Common Stock held by any person who at the time of exercise is subject to Section 16(b) of the Exchange Act shall be made either six months prior to the date the option exercise becomes taxable or at such other times as the Company may determine as necessary to comply with Section 16(b) of the Exchange Act. Although the Company may, in its discretion, accept Common Stock as payment of withholding taxes, the Company shall not be obligated to do so.

     5.6  NONTRANSFERABILITY.
          ------------------

          5.6.1   OPTION.
                  ------

                  Options granted under the Plan and the rights and privileges conferred hereby may not be transferred, assigned, pledged, or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall not be subject to execution, attachment, or similar process. Any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of any option under the Plan or of any right or privilege conferred hereby, contrary to the Code or to the provisions of the Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby shall be null and void ab initio. The designation by an Optionee of a beneficiary does not, in and of itself, constitute an impermissible transfer under this subsection 5.6.1.

          5.6.2   STOCK.
                  -----

                  The Plan Administrator may provide in the agreement granting the option that (a) the Optionee may not transfer or otherwise dispose of shares acquired upon exercise of an option without first offering such shares to the Company for purchase on the same terms and conditions as those offered to the proposed transferee or (b) upon termination of employment of an Optionee the Company shall have a six month right of repurchase as to the shares acquired upon exercise, which right of repurchase shall allow for a maximum purchase price equal to the fair market value of the shares on the termination date. The foregoing rights of the Company shall be assignable by the Company upon reasonable written notice to the Optionee.

     5.7  TERMINATION OF RELATIONSHIP.
          ---------------------------

          If the Optionee's relationship with the Company or any Affiliate thereof ceases for any reason other than termination for cause, death, or total disability, and unless by its terms the option sooner terminates or expires, then the Optionee may exercise, for a three month period, that portion of the Optionee's option which is exercisable at the time of such cessation, but the Optionee's option shall terminate at the end of the three month period following such cessation as to all shares for which it has not theretofore been exercised, unless, in the case of a nonqualified stock option, such provision is waived in the agreement evidencing the option or by resolution adopted by the Plan Administrator within 90 days of such cessation. If, in the case of an incentive stock option, an Optionee's relationship with the Company or Affiliate thereof changes from employee to nonemployee (i.e., from employee to a position such as a consultant), such change shall constitute a termination of an Optionee's employment with the Company or Affiliate and the Optionee's incentive stock option shall terminate in accordance with this subsection 5.7.

          If an Optionee is terminated for cause, any option granted hereunder shall automatically terminate as of the first discovery by the Company of any reason for termination for cause, and such Optionee shall thereupon have no right to purchase any shares pursuant to such option. "Termination for cause" shall mean dismissal for dishonesty, conviction or confession of a crime punishable by law (except minor violations), fraud, misconduct, or disclosure of confidential information. If an Optionee's relationship with the Company or any Affiliate thereof is suspended pending an investigation of whether or not the Optionee shall be terminated for cause, all Optionee's rights under any option granted hereunder likewise shall be suspended during the period of investigation.

          If an Optionee's relationship with the Company or any Affiliate thereof ceases because of a total disability, the Optionee's option shall not terminate or, in the case of an incentive stock option, cease to be treated as an incentive stock option until the end of the 12 month period following such cessation (unless by its terms it sooner terminates and expires). As used in the Plan, the term "total disability" refers to a mental or physical impairment of the Optionee which is expected to result in death or which has lasted or is, in the opinion of the Company and two independent physicians, expected to last for a continuous period of 12 months or more and which causes or is, in such opinion, expected to cause the Optionee to be unable to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Plan Administrator.

          For purposes of this subsection 5.7, a transfer of relationship between or among the Company and/or any Affiliate thereof shall not be deemed to constitute a cessation of relationship with the Company or any of its Affiliates. For purposes of this subsection 5.7, with respect to incentive stock options, employment shall be deemed to continue while the Optionee is on military leave, sick leave, or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

          As used herein, the term "Affiliate" shall be defined as follows: (a) when referring to a subsidiary corporation, "Affiliate" shall mean any corporation (other than the Company) in, at the time of the granting of the option, an unbroken chain of corporations ending with the Company, if stock possessing 50% or more of the total combined voting power of all classes of stock of each of the corporations other than the Company is owned by one of the other corporations in such chain; and (b) when referring to a parent corporation, "Affiliate" shall mean any corporation in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     5.8  DEATH OF OPTIONEE.
          -----------------

          If an Optionee dies while he or she has a relationship with the Company or any Affiliate thereof or within the three month period (or 12 month period in the case of totally disabled Optionees) following cessation of such relationship, any option held by such Optionee, to the extent that the Optionee would have been entitled to exercise such option, may be exercised within one year after his or her death by the personal representative of his or her estate or by the person or persons to whom the Optionee's rights under the option shall pass by will or by the applicable laws of descent and distribution.

     5.9  STATUS OF STOCKHOLDER.
          ---------------------

          Neither the Optionee nor any party to which the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges of, a stockholder of the Company with respect to any of the shares issuable upon the exercise of any option granted under the Plan unless and until such option has been exercised.

     5.10 CONTINUATION OF EMPLOYMENT.
          --------------------------

          Nothing in the Plan or in any option granted pursuant to the Plan shall confer upon any Optionee any right to continue in the employ of the Company or of an Affiliate thereof, or to interfere in any way with the right of the Company or of any such Affiliate to terminate his or her employment or other relationship with the Company at any time.

     5.11 MODIFICATION AND AMENDMENT OF OPTION.
          ------------------------------------

          Subject to the requirements of Section 422 of the Code with respect to incentive stock options and to the terms and conditions and within the limitations of the Plan, including, without limitation, Section 9.1 hereof, the Plan Administrator may modify or amend outstanding options granted under the Plan. The modification or amendment of an outstanding option shall not, without the consent of the Optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided herein, no outstanding option shall be terminated without the consent of the Optionee. Unless the Optionee agrees otherwise, any changes or adjustments made to outstanding incentive stock options granted under the Plan shall be made in such a manner so as not to constitute a "modification" as defined in Section 424(h) of the Code and so as not to cause any incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Section 422(b) of the Code.

     5.12 LIMITATION ON VALUE FOR INCENTIVE STOCK OPTIONS.
          -----------------------------------------------

          As to all incentive stock options granted under the terms of the Plan, to the extent that the aggregate fair market value (determined at the time of the grant of the incentive stock option) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, an Affiliate thereof or a predecessor corporation) exceeds $100,000, such options shall be treated as nonqualified stock options. The foregoing sentence shall not apply, and the limitation shall be that provided by the Code or the Internal Revenue Service, as the case may be, if such annual limit is changed or eliminated by (a) amendment of the Code or (b) issuance by the Internal Revenue Service of (i) a Revenue ruling, (ii) a Private Letter ruling to any of the Company, any Optionee, or any legatee, personal representative, or distributee of any Optionee, or (iii) regulations.

     5.13 VALUATION OF COMMON STOCK RECEIVED UPON EXERCISE.
          ------------------------------------------------

          The value of Common Stock received by the Optionee from an exercise under the third paragraph of Section 5.4 hereof shall equal the sales price received for such shares.

6.   GREATER THAN TEN PERCENT STOCKHOLDERS.
     -------------------------------------

     6.1  EXERCISE PRICE AND TERM OF INCENTIVE STOCK OPTIONS.
          --------------------------------------------------

          If incentive stock options are granted under the Plan to employees who, at the time of such grant, own greater than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate thereof, the term of such incentive stock options shall not exceed five years and the exercise price shall be not less than 110% of the fair market value of the Common Stock at the time of grant of the incentive stock option. This provision shall control notwithstanding any contrary terms contained in an option agreement or any other document. The term and exercise price limitations of this provision shall be amended to conform to any change required by a change in the Code or by ruling or pronouncement of the Internal Revenue Service.

     6.2  ATTRIBUTION RULE.
          ----------------

          For purposes of subsection 6.1, in determining stock ownership, an employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership estate, or trust shall be deemed to be owned proportionately by or for its stockholders, partners, or beneficiaries. If an employee or a person related to the employee owns an unexercised option or warrant to purchase stock of the Company, the stock subject to that portion of the option or warrant which is unexercised shall not be counted in determining stock ownership. For purposes of this Section 6, stock owned by an employee shall include all stock owned by him or her which is actually issued and outstanding immediately before the grant of the incentive stock option to the employee.

7.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.
     ------------------------------------------

     The aggregate number and class of shares for which options may be granted under the Plan, the number and class of shares covered by each outstanding option, and the exercise price per share thereof (but not the total price), and each such option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a split or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

     7.1. EFFECT OF LIQUIDATION, REORGANIZATION, OR CHANGE IN CONTROL.
          -----------------------------------------------------------

          7.1.1  CASH, STOCK, OR OTHER PROPERTY FOR STOCK.
                 ----------------------------------------

                 Except as provided in subsection 7.1.2 hereof, upon a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than mere reincorporation or creation of a holding company), or liquidation of the Company (each, an "event"), as a result of which the stockholders of the Company receive cash, stock, or other property in exchange for, or in connection with, their shares of Common Stock, any option granted hereunder shall terminate, but the time during which such options may be exercised shall be accelerated as follows: the Optionee shall have the right immediately prior to any such event to exercise such Optionee's option in whole or in part whether or not the vesting requirements set forth in the option agreement have been satisfied.

          7.1.2  CONVERSION OF OPTIONS ON STOCK FOR EXCHANGE STOCK.
                 -------------------------------------------------

                 If the stockholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, or reorganization (other than mere reincorporation or creation of a holding company), all options granted hereunder shall be converted into options to purchase shares of Exchange Stock unless the Company and corporation issuing the Exchange Stock, in their sole discretion, determine that any or all such options granted hereunder shall not be converted into options to purchase shares of Exchange Stock but instead shall terminate in accordance with the provisions of subsection 7.1.1 hereof. The amount and price of converted options shall be determined by adjusting the amount and price of the options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger, consolidation, acquisition, separation, or reorganization. Unless the Board determines otherwise, the converted options shall be fully vested whether or not the vesting requirements set forth in the option agreement have been satisfied.

     7.2  FRACTIONAL SHARES.
          -----------------

          In the event of any adjustment in the number of shares covered by an option, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

     7.3  DETERMINATION OF BOARD TO BE FINAL.
          ----------------------------------

          Except as otherwise required for the Plan to qualify for the exemption afforded by Rule 16b-3 under the Exchange Act, all adjustments under this
     Section 7 shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive. Unless an Optionee agrees otherwise, any change or adjustment to an incentive stock option shall be made in such a manner so as not to constitute a "modification" as defined in Section 425(h) of the Code and so as not to cause the incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in
     Section 422(b) of the Code.

8.   SECURITIES LAW COMPLIANCE.
     -------------------------

     Shares shall not be issued with respect to an option granted under the Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended (the "Act"), the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including, without limitation, the availability of an exemption from registration for the issuance and sale of any shares hereunder. Inability of the Company to obtain from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

     As a condition to the exercise of an option, if, in the opinion of counsel for the Company, assurances are required by any relevant provision of the aforementioned laws, the Company may require the Optionee to give written assurances satisfactory to the Company at the time of any such exercise (a) as to the Optionee's knowledge and experience in financial and business matters (and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters) and that such Optionee is capable of evaluating, either alone or with the purchaser representative, the merits and risks of exercising the option or (b) that the shares are being purchased only for investment and without any present intention to sell or distribute such shares. The foregoing requirements shall be inoperative if the issuance of the shares upon the exercise of the option has been registered under a then currently effective registration statement under the Act.

     At the option of the Company, a stop-transfer order against any shares may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold, or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates in order to assure exemption from registration. The Plan Administrator may also require such other action or agreement by the Optionees as may from time to time be necessary to comply with the federal and state securities laws. NONE OF THE ABOVE SHALL BE CONSTRUED TO IMPLY AN OBLIGATION ON THE PART OF THE COMPANY TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK HEREUNDER.

     Should any of the Company's capital stock of the same class as the stock subject to options granted hereunder be listed on a national securities exchange or on the NASDAQ National Market, all stock issued hereunder if not previously listed on such exchange or market shall, if required by the rules of such exchange or market, be authorized by that exchange or market for listing thereon prior to the issuance thereof.

9.   USE OF PROCEEDS.
     ---------------

     The proceeds received by the Company from the sale of shares pursuant to the exercise of options granted hereunder shall constitute general funds of the Company.

10.  AMENDMENT AND TERMINATION.
     -------------------------

     10.1 BOARD ACTION.
          ------------

          The Board may at any time suspend, amend, or terminate the Plan, provided, that no amendment shall be made without stockholder approval within 12 months before or after adoption of the Plan if such approval is necessary to comply with any applicable tax or regulatory requirement, including any such approval as may be necessary to satisfy the requirements for exemptive relief under Rule 16b-3 of the Exchange Act or any successor provision. Rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless the Company requests the consent of the person to whom the option was granted and such person consents in writing thereto.

     10.2 AUTOMATIC TERMINATION.
          ---------------------

          Unless sooner terminated by the Board, the Plan shall terminate ten years from the earlier of (a) the date on which the Plan is adopted by the Board or (b) the date on which the Plan is approved by the stockholders of the Company. No option may be granted after such termination or during any suspension of the Plan. The amendment or termination of the Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option theretofore granted under the Plan.

11.  EFFECTIVENESS OF THE PLAN.
     -------------------------

     The Plan shall become effective upon adoption by the Board so long as it is approved by the holders of a majority of the Company's outstanding shares of voting capital stock at any time within 12 months before or after the adoption of the Plan by the Board.

                                AMENDMENT NO. 1

                                      TO

                      NITINOL MEDICAL TECHNOLOGIES, INC.

                            1996 STOCK OPTION PLAN


     Section 3 of the 1996 Stock Option Plan be and hereby is amended by adding the following subparagraph (b):

     b.   Per-Participant Limit.  Subject to adjustment under Section 7, the
          ----------------------
maximum number of shares of Common Stock with respect to which options may be granted to any participant under the Plan shall be 150,000 shares over the remaining eight-year life of the Plan. The per-Participant limit described in this Section 3(b) shall be construed and applied consistently with Section 162(m) of the Code.

                                   Adopted by the Board of Directors on
                                   March 10, 1998

                                   Being considered by the Stockholders
                                   at the June 3, 1998 Annual Meeting

                       NITINOL MEDICAL TECHNOLOGIES, INC.

                           1998 STOCK INCENTIVE PLAN
                           -------------------------

1.   Purpose
     -------

     The purpose of this 1998 Stock Incentive Plan (the "Plan") of Nitinol Medical Technologies, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any present or future subsidiary corporations of Nitinol Medical Technologies, Inc. as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code").

2.   Eligibility
     -----------

     All of the Company's employees, officers, directors, consultants and advisors (and any individuals who have accepted an offer for employment) are eligible to be granted options, restricted stock awards, or other stock-based awards (each, an "Award") under the Plan. Each person who has been granted an Award under the Plan shall be deemed a "Participant".

3.   Administration, Delegation
     --------------------------

     (a) Administration by Board of Directors.  The Plan will be administered by
         ------------------------------------
the Board of Directors of the Company (the "Board"). The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

     (b) Delegation to Executive Officers.  To the extent permitted by
         --------------------------------
applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one Participant to be made by such executive officers.

     (c) Appointment of Committees.  To the extent permitted by applicable law,
         -------------------------
the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the executive officer referred to in Section 3(b) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or executive officer.

4.   Stock Available for Awards
     --------------------------

     (a) Number of Shares.  Subject to adjustment under Section 8, Awards may be
         ----------------
made under the Plan for up to 800,000 shares of common stock, $0.001 par value per share, of the Company (the "Common Stock"). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     (b) Per-Participant Limit.  Subject to adjustment under Section 8, the
         ---------------------
maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 200,000 shares over the ten-year life of the Plan. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code.

5.   Stock Options
     -------------

     (a) General.  The Board may grant options to purchase Common Stock (each,
         -------
an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

     (b) Incentive Stock Options.  An Option that the Board intends to be an
         -----------------------
"incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

     (c) Exercise Price.  The Board shall establish the exercise price at the
         --------------
time each Option is granted and specify it in the applicable option agreement.

     (d) Duration of Options.  Each Option shall be exercisable at such times
         -------------------
and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted for a term in excess of 10 years.

     (e) Exercise of Option.  Options may be exercised by delivery to the
         ------------------
Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

     (f) Payment Upon Exercise.  Common Stock purchased upon the exercise of an
         ----------------------
Option granted under the Plan shall be paid for as follows:

         (1) in cash or by check, payable to the order of the Company;

         (2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, or (iii) delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith ("Fair Market Value"), which Common Stock was owned by the Participant at least six months prior to such delivery;

         (3) to the extent permitted by the Board, in its sole discretion (i) by delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) by payment of such other lawful consideration as the Board may determine; or

         (4) any combination of the above permitted forms of payment.

6.   Restricted Stock
     ----------------

     (a) Grants.  The Board may grant Awards entitling recipients to acquire
         ------
shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, "Restricted Stock Award").

     (b) Terms and Conditions.  The Board shall determine the terms and
         --------------------
conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.   Other Stock-Based Awards
     ------------------------

     The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

8.   Adjustments for Changes in Common Stock and Certain Other Events
     ----------------------------------------------------------------

     (a) Changes in Capitalization.  In the event of any stock split, reverse
         -------------------------
stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan,
(ii) the per-Participant limit set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Option, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award, and (v) the terms of each other outstanding Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 8(a) applies and Section 8(c) also applies to any event, Section 8(c) shall be applicable to such event, and this Section 8(a) shall not be applicable.

     (b) Liquidation or Dissolution.  In the event of a proposed liquidation or
         --------------------------
dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award or other Award granted under the Plan at the time of the grant of such Award.

     (c)  Acquisition Events
          ------------------

          (1) Definition.  An "Acquisition Event" shall mean:  (a) any merger or
              ----------
consolidation of the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of shares of the Company for cash, securities or other property pursuant to a statutory share exchange transaction.

          (2) Consequences of an Acquisition Event on Options.   Upon the
              ------------------------------------------------
occurrence of an Acquisition Event, or the execution by the Company of any agreement with respect to an Acquisition Event, the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any options substituted for Incentive Stock Options shall satisfy, in the determination of the Board, the requirements of Section 424(a) of the Code. Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time (the "Acceleration Time") prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants before the consummation of such Acquisition Event; provided, however, that in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

          (3) Consequences of an Acquisition Event on Restricted Stock Awards.
              ---------------------------------------------------------------
Upon the occurrence of an Acquisition Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Acquisition Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

          (4) Consequences of an Acquisition Event on Other Awards.  The Board
              ----------------------------------------------------
shall specify the effect of an Acquisition Event on any other Award granted under the Plan at the time of the grant of such Award.

9.   General Provisions Applicable to Awards
     ---------------------------------------

     (a) Transferability of Awards.  Except as the Board may otherwise determine
         -------------------------
or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

     (b) Documentation.  Each Award shall be evidenced by a written instrument
         -------------
in such form as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

     (c) Board Discretion.  Except as otherwise provided by the Plan, each Award
         ----------------
may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

     (d) Termination of Status.  The Board shall determine the effect on an
         ---------------------
Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

     (e) Withholding.  Each Participant shall pay to the Company, or make
         -----------
provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

     (f) Amendment of Award.  The Board may amend, modify or terminate any
         ------------------
outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     (g) Conditions on Delivery of Stock.  The Company will not be obligated to
         -------------------------------
deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

     (h) Acceleration.  The Board may at any time provide that any Options shall
         ------------
become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of restrictions in full or in part or that any other Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

10.  Miscellaneous
     -------------

     (a) No Right To Employment or Other Status.  No person shall have any claim
         --------------------------------------
or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

     (b) No Rights As Stockholder.  Subject to the provisions of the applicable
         ------------------------
Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the

Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

     (c) Effective Date and Term of Plan.  The Plan shall become effective on
         -------------------------------
the date on which it is adopted by the Company's stockholders. No Awards shall be granted under the Plan after the completion of ten years from the date the Plan is approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

     (d) Amendment of Plan.  The Board may amend, suspend or terminate the Plan
         -----------------
or any portion thereof at any time, provided that to the extent required by
Section 162(m), no Award granted to a Participant designated as subject to
Section 162(m) by the Board after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award (to the extent that such amendment to the Plan was required to grant such Award to a particular Participant), unless and until such amendment shall have been approved by the Company's stockholders as required by Section 162(m) (including the vote required under Section 162(m)).

     (e) Governing Law.  The provisions of the Plan and all Awards made
         -------------
hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

                       NITINOL MEDICAL TECHNOLOGIES, INC.
                 ANNUAL MEETING OF STOCKHOLDERS -- JUNE 3, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, revoking all prior proxies, hereby appoints Thomas M. Tully, Theodore I. Pincus and Steven D. Singer, and each of them, with power of substitution and revocation, as Proxies to represent and vote as designated hereon all the shares of stock of NITINOL MEDICAL TECHNOLOGIES, INC. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Company's offices at 27 Wormwood Street, Boston, Massachusetts 02210-1625, on Wednesday, June 3, 1998 at 9:30 a.m., Boston, Massachusetts time, and at any adjournment thereof.

PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

     (continued and to be signed on the reverse side)     SEE REVERSE SIDE

     Please date, sign and mail your proxy card back as soon as possible!

                        Annual Meeting of Stockholders
                      NITINOL MEDICAL TECHNOLOGIES, INC.

                                 June 3, 1998

                         \/  Please Detach and Mail in the Envelope Provided  \/


A [X]  Please mark your votes as in this
       example.

                FOR all the nominees        WITHHOLD authority
                listed at right (except     to vote for all
                as marked to the            nominees listed at
                contrary below)             right

PROPOSAL 1 -
  Election of           [ ]                        [ ]
  Directors:


                                            Nominees:

INSTRUCTION:  TO WITHHOLD AUTHORITY TO         Thomas M. Tully
VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE        Morris Simon, M.D.
A LINE THROUGH THAT NOMINEE'S NAME AT          C. Leonard Gordon
RIGHT.                                         Michael C. Brooks
                                               R. John Fletcher
                                               Jeffrey R. Jay, M.D.
                                               Robert A. Van Tassel, M.D.


                                                        FOR    AGAINST   ABSTAIN

PROPOSAL 2 - To approve the Company's Second Amended
             and Restated Certificate of Incorporation,
             which eliminates all references to the     [ ]      [ ]       [ ]
             Company's convertible preferred stock and redeemable preferred stock as described in the proxy statement.

PROPOSAL 3 - To approve (i) an amendment to the
             Company's 1996 Stock Option Plan as
             described in the proxy statement and       [ ]      [ ]       [ ]
             (ii) the continuance of such plan, as
             amended.

PROPOSAL 4 - To approve the Company's 1998 Stock
             Incentive Plan and the reservation of
             800,000 shares of Common Stock for         [ ]      [ ]       [ ]
             issuance thereunder.

PROPOSAL 5 - To ratify the appointment of Arthur
             Andersen LLP as the Company's independent
             auditors for the current year.             [ ]      [ ]       [ ]

The Board of Directors recommends a vote FOR the election of the nominees and FOR proposals 2, 3, 4 and 5.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AND FOR PROPOSALS 2, 3, 4 and 5.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


SIGNATURE OF STOCKHOLDER                                Date:             , 1998
                         ------------------------------       ------------

Note: Please sign exactly as name appears on this proxy, indicating, where proper, official position or representative capacity. If the stock is registered in the names of two or more persons, each should sign. When signing as an executor, administrator, trustee, guardian or attorney, please give full title of such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in full partnership name by an authorized person.